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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 13, 1996



                               CRAIG CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                         1-6123                        95-1620188
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NUMBER)    (IRS EMPLOYER IDENTIFICATION NO.)
        INCORPORATION)
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   550 SOUTH HOPE STREET, SUITE 1825                                 90071
       LOS ANGELES, CALIFORNIA                                     (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (213) 239-0555

                                      NONE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 8:  Change of Fiscal Year

On September 13, 1996, the Board of Directors of Craig Corporation approved a change in the fiscal year of the Corporation. The current fiscal year end is September 30. The new fiscal year end will be December 31.

On or prior to October 28, 1996, Craig Corporation will file a Report on Form
10-Q covering the three month transition period beginning October 1, 1995 and ending December 31, 1995.

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 19, 1996             CRAIG CORPORATION
                                       -----------------
                                       Registrant

                                       By: /s/ Robin W. Skophammer
                                           -----------------------
                                           Chief Financial Officer